Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Invenda Corporation (the “Company”) on Form 10-QSB for the fiscal quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:

(a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 10th day of August, 2007

INVENDA CORPORATION

/s/ Tracy L. Slavin
Tracy L. Slavin
Chief Financial Officer

* A signed original of this written statement required by Section 906 has been provided to Invenda Corporation and will be retained by Invenda Corporation and furnished to the Securities and Exchange Commission or its staff upon request.